                                                                     EXHIBIT 4.1

Temporary Certificate - Exchangeable for Definitive Engraved Certificate - When Ready for Delivery

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COMMON STOCK                                                      COMMON STOCK
   NUMBER                                                            SHARES

                                    [LOGO]

[CDS-      ]                                                     [            ]

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
    THE STATE OF MISSOURI

                          C.D. SMITH HEALTHCARE, INC.
                                                               CUSIP 12512R 10 6
        THIS CERTIFICATE IS
TRANSFERABLE IN KANSAS CITY, MISSOURI
       OR NEW YORK, NEW YORK



     This Certifies that






     is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE,
                                      OF

                          C.D. SMITH HEALTHCARE, INC.

     transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

          This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

          Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.

     Dated

     Countersigned and Registered:
                                  UMB Bank, N.A.
                                  (Kansas City, Missouri)
                                           TRANSFER AGENT AND REGISTRAR


                                                   AUTHORIZED SIGNATURE

     /s/ Delora J. Jamison                                  /s/ Robert C. Farley
                  SECRETARY                                            PRESIDENT

                          C.D. SMITH HEALTHCARE, INC.
                                   CORPORATE

                                     SEAL

                                   MISSOURI

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                          C.D. SMITH HEALTHCARE, INC.

     The record holder of this certificate may obtain from the secretary of the corporation, upon request and without charge, a full statement of the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions, of the shares of each class of stock or series thereof that are authorized to be issued by the corporation.
________________________________________________________________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common                 UNIF GIFT MIN ACT. ____________________ Custodian _____________
TEN ENT - as tenants by the entireties                                  (Cust)                     (Minor)
 JT TEN - as joint tenants with
          right of survivorship and                                     Under Uniform Gifts to Minors
          not as tenants in common
                                                                        Act __________________________________
                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.


     For Value received, __________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE.
__________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

____________________________________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________  X _________________________________________________

                             X _________________________________________________
                               NOTICE: THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.






               SIGNATURE GUARANTEED: ___________________________________________
                                     NOTICE: THE SIGNATURE(S) SHOULD BE
                                     GUARANTEED BY AN ELIGIBLE GUARANTOR
                                     INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS
                                     AND LOAN ASSOCIATIONS AND CREDIT UNIONS
                                     WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARENTEE MEDALLION PROGRAM), PURSUANT TO
                                     S.E.C. RULE 17Ad-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.